REGISTRATION RIGHTS AGREEMENT



                          dated as of September 7, 2001


                                     between




                      INTERNATIONAL COSMETICS MARKETING CO.



                                       and


                        THE HOLDERS LISTED ON SCHEDULE I
                              ---------------------
















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                                                 TABLE OF CONTENTS

                                                                                                               Page

         Section 1.        Definitions............................................................................1

         Section 2.        Demand Registration....................................................................3
                           a.       Request for Registration by Holders...........................................3
                           b.       Filing and Effectiveness......................................................3
                           c.       Priority on Demand Registration...............................................4
                           d.       Postponement of Demand Registration...........................................4

         Section 3.        Piggyback Registration.................................................................5
                           a.       Right to Piggyback............................................................5
                           b.       Priority on Piggyback Registrations...........................................5

         Section 4.        Registration Procedures................................................................6

         Section 5.        Registration Expenses.................................................................11

         Section 6.        Indemnification.......................................................................11
                           a.       Indemnification by the Company...............................................12
                           b.       Indemnification by Holders...................................................12
                           c.       Conduct of Indemnification Proceedings.......................................12
                           d.       Contribution.................................................................13

         Section 7.        Underwritten Registrations............................................................14

         Section 8.        Covenants of the Company..............................................................14

         Section 9.        Miscellaneous.........................................................................15
                           a.       Remedies.....................................................................15
                           b.       Amendments and Waivers.......................................................15
                           c.       Notices......................................................................16
                           d.       Successors and Assigns.......................................................16
                           e.       Counterparts.................................................................17
                           f.       Titles and Subtitles.........................................................17
                           g.       Governing Law................................................................17
                           h.       Separability.................................................................17
                           i.       Entire Agreement.............................................................17

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                                       -i-

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                                                             Execution Copy


                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of September 7, 2001 by and between INTERNATIONAL COSMETICS MARKETING CO., a Florida corporation (together with its successors and assigns, the "Company") and the Persons named on Schedule 1 as Holders, and each other person who becomes a Holder (as defined below) hereunder.

                                    RECITALS
                                    --------

         WHEREAS, the Company and Stanford Venture Capital Holdings, Inc. ("Stanford") have entered into a Stock Purchase Agreement dated as of September 7, 2001 (the "Stock Purchase Agreement"); and


         WHEREAS, to induce Stanford to execute and deliver the Stock Purchase Agreement, the Company has agreed to provide to the Holders certain registration rights under the Securities Act (as defined below).

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and in the Stock Purchase Agreement, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Definitions. For purposes of this Agreement, the following capitalized terms have the following meanings:

         "Articles of Incorporation" shall mean the Articles of Incorporation of the Company, as amended to date.

         "Assignment Agreement" shall mean the Assignment and Escrow Agreement, dated as of September 7, 2001 between Paul Lambert, Atlas Pearlman, P.A. and Stanford.

         "Common Stock" shall mean the Common Stock, par value $.001 per share, of the Company and any securities into which such Common Stock may be or has been converted or exchanged in any merger, consolidation or reclassification.

         "Holders" shall mean the Persons listed on Schedule 1 and each of such Person's permitted transferees pursuant to Section 9(d) who agree to be bound by the provisions of this Agreement in accordance with said section.

         "Option" shall mean that certain Option to purchase Common Stock, dated as of August 19, 1999, as assigned pursuant to the Assignment Agreement.

         "Option Shares" shall mean the shares of Common Stock issuable upon exercise of the Option and any securities into which such Common Stock may be or has been converted or exchanged in any merger, consolidation or reclassification.

         "Person" shall mean an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof, or other entity of any kind.

         "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

         "Registrable Securities" shall mean all Shares, Warrant Shares and Option Shares, excluding (i) any such shares that have been disposed of by a Holder pursuant to a Registration Statement relating to the sale thereof that has become effective under the Securities Act or pursuant to Rule 144 or Rule 145 under the Securities Act and (ii) any such shares that may be sold under Rule 144 under the Securities Act by a Holder who beneficially owns less than 1% of the issued and outstanding shares of Common Stock of the Company. Registrable Securities shall also include any shares of the Common Stock or other securities (or shares of Common Stock underlying such other securities) that may be received by the Holders (x) as a result of a stock dividend on or stock split of Registrable Securities, (y) in exchange for or as a replacement of Registrable Securities, or (z) on account of Registrable Securities in a recapitalization of, merger, reorganization or similar transaction involving the Company.

         "Registration Statement" shall mean any registration statement of the Company under the Securities Act (including Shelf Registrations) that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, any preliminary Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "SEC" shall mean the Securities and Exchange Commission or any successor agency.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

         "Shares" shall mean the shares of Common Stock acquired pursuant to the Stock Purchase Agreement, as well as any securities into which such Common Stock may be or has been converted or exchanged in any merger, consolidation or reclassification.

         "Shelf Registration" shall mean any registration statement filed with the SEC in accordance with the Securities Act pursuant to which offers may be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act.

         "Stock Purchase Agreement" shall have the meaning set forth in the recitals hereto.

         "Underwritten Offering" shall mean a distribution, registered pursuant to the Securities Act, in which securities of the Company are sold to the public through one or more underwriters.

         "Warrants" shall mean the Warrants and the Placement Warrants (as each term is defined in the Stock Purchase Agreement) representing an aggregate of 925,000 Warrants to purchase Common Stock issued by the Company to each of the Holders listed on Schedule 1.

         "Warrant Shares" shall have the meaning set forth in the Warrants.

         Section 2. Demand Registration.

                  a. Request for Registration by Holders. Subject to the conditions set forth in this Agreement, at any time, one or more Holders will have the right, by written notice delivered to the Company (a "Demand Notice"), to require the Company to register Registrable Securities under and in accordance with the provisions of the Securities Act (a "Demand Registration"); provided that: (i) the Holders may not make more than one (1) Demand Registration under this Agreement. The Demand Notice shall set forth (A) the name of each Holder signing such Demand Notice, (B) the number of Registrable Securities held by each such Holder, and, if different, the number of Registrable Securities such Holder has elected to have registered, and (C) the intended methods of disposition of the Registrable Securities. A Demand Registration shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has become effective, (ii) if after such Registration Statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the selling Holders and such interference is not thereafter eliminated within 10 days, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the selling Holders. If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2 shall be deemed to have been satisfied upon the date as of which all of the Registrable Securities set forth in the Demand Notice shall have been disposed of pursuant to an effective Registration Statement.

                  b.       Filing and Effectiveness.

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                           (i) The Company will file a Registration Statement
relating to any Demand Registration as promptly as practicable (but in any event within 75 days) following the date on which the Demand Notice is given and will use its reasonable best efforts to cause the same to be declared effective by the SEC as soon as practicable thereafter, but in any event within 120 days thereafter (the "Effectiveness Date"). A registration pursuant to this Section 2 shall be on such appropriate registration form of the SEC as shall (i) be selected by the Company and be reasonably acceptable to the Holders, and (ii) permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the Demand Notice.

                           (ii) The Company agrees to use its best efforts to
comply with all necessary provisions of the federal securities laws in order to keep each Registration Statement relating to a Demand Registration continuously effective until all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement. If such Registration Statement fails to remain effective for such period of time for any reason, then the Exercise Price (as defined in the Warrants and the Option, respectively) of each of the Warrants and the Option shall automatically be reduced by fifty percent (50%), effective immediately.

                                Within ten (10) business days after receipt of
such Demand Notice, the Company will serve written notice thereof (the "Notice") to all other Holders and will, subject to the provisions of Section 2(c), include in any registration required under this Section 2 all Registrable Securities with respect to which the Company receives written requests for inclusion therein within fifteen (15) business days after receipt of the Notice by the applicable Holder. The Holder will be permitted to withdraw in good faith all or part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration, in which event the Company will promptly amend or, if applicable, withdraw the related Registration Statement.

                  c. Priority on Demand Registration. If the managing underwriter or underwriters of an Underwritten Offering to which a Demand Registration relates advises the Holders that the total amount of Registrable Securities that such Holders intend to include in such Demand Registration is in the aggregate such as to materially and adversely affect the success of such offering, then the number of Registrable Securities to be included in such Demand Registration will, if necessary, be reduced and there will be included in such underwritten offering the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such Underwritten Offering. The Registrable Securities of the Holder or Holders initiating the Demand Registration shall receive priority in such Underwritten Offering to the full extent of the Registrable Securities such Holder or Holders desire to sell and the remaining allocation available for sale, if any, shall be allocated pro rata among the other Holders on the basis of the amount of Registrable Securities requested to be included therein by each such Holder.

                  d. Postponement of Demand Registration. Notwithstanding anything to the contrary in any other provision of this Agreement, the Company will be entitled to postpone the filing period of any Demand Registration for a reasonable period of time not in excess of 60 calendar days if the Board of Directors of the Company determines, in the good faith exercise of its business judgment, and has delivered to the Holders written certification to the effect, that such registration and offering could materially interfere with, or require premature disclosure of, a bona fide financing transaction of the Company, including without limitation a primary offering of securities, or any other material acquisition or reorganization of the Company. If the Company postpones the filing of a Registration Statement, it will promptly notify the Holders in writing when the events or circumstances permitting such postponement have ended.

         Section 3. Piggyback Registration.

                  a. Right to Piggyback. If at any time the Company proposes to file a Registration Statement, whether or not for sale for the Company's own account, on a form and in a manner that would also permit registration of Registrable Securities (other than in connection with a registration statement on Forms S-4 or S-8 or any similar or successor form) the Company shall give to Holders holding Registrable Securities, written notice of such proposed filing promptly, but in any case at least twenty (20) days before the anticipated filing. The notice referred to in the preceding sentence shall offer Holders the opportunity to register such amount of Registrable Securities as each Holder may request (a "Piggyback Registration"). Subject to Section 3(b), the Company will include in each such Piggyback Registration (and any related qualification under state blue sky laws and other compliance filings, and in any underwriting involved therein) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the written notice from the Company is given. The Holders will be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

                     Notwithstanding the foregoing, the Company will not be obligated to effect any registration of Registrable Securities under this
Section 3 as a result of the registration of any of its securities solely in connection with mergers, acquisitions, exchange offers, dividend reinvestment and share purchase plans offered solely to current holders of the Common Stock, rights offerings or option or other employee benefit plans.

                     The Company hereby agrees to file such a Registration Statement within ninety (90) days of the date hereof so that the Holders shall be able to participate pursuant to this Section 3.

                  b. Priority on Piggyback Registrations. The Company will cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit Holders holding Registrable Securities requested to be included in the registration for such offering to include therein all such Registrable Securities requested to be so included (such securities, together with any other shares of the same class requested to be included in such registration by any other Person pursuant to similar registration rights, the "Piggyback Shares") on the same terms and conditions as any other securities of the Company, whether or not for the Company's own account, included therein (other than the indemnification by the Holders, which will be limited as set forth in Section 6 hereof and that the Holders shall give customary representations and warranties). The Company shall cooperate with any such Holder of Registrable Securities in order to limit any representations and warranties to, or agreements with, the Company or the underwriters to be made by such Holder only to those representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and any other representation required by law. Notwithstanding the foregoing, if the managing underwriter or underwriters of such Underwritten Offering advises the Holders to the effect that the total amount of securities that such Holders and the Company propose to include in such Underwritten Offering is such as to materially and adversely affect the success of such offering, then the Company will include in such registration:

                  (x) in the case of a registration in connection with a sale of securities for the Company's own account, (i) first, 100% of the securities that the Company proposes to sell for its own account, and (ii) second, to the extent that the number of securities in clause (i) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Piggyback Shares of each Holder and the number of Piggyback Shares requested to be included in such offering by any other Persons pursuant to similar existing registration rights, determined pro rata on the basis of the number of shares of the class being sold owned by each Holder requesting registration and such other Persons requesting registration, collectively; and

                  (y) in the case of a registration in connection with a sale of securities on account of any Person other than the Company (the "Initiating Party"), (i) first, 100% of the securities, if any, that the Initiating Party proposes to sell, (ii) second, to the extent that the number of securities in clause
                  (i) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Piggyback Shares of each Holder and the number of Piggyback Shares requested to be included in such offering by any other Persons pursuant to similar existing registration rights, determined pro rata on the basis of the number of shares of the class being sold owned by each Holder requesting registration and such other Persons requesting registration, collectively, and (iii) third, to the extent that the number of securities in clauses (i) and (ii) above is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the securities included by the Company in the offering.

         Section 4. Registration Procedures. In connection with the Company's registration obligations pursuant to Sections 2 and 3, the Company will effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible, and in each case to the extent applicable:

                  a. Prepare and file with the SEC a Registration Statement on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and cause such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference) the Company will furnish to the Holders holding Registrable Securities covered by such Registration Statement, not more than one counsel chosen by Holders holding a majority of the Registrable Securities being registered ("Special Counsel") and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders, such Special Counsel and such underwriters, and the Company will not file any such document to which the Holders holding a majority of the Registrable Securities covered by such Registration Statement, the Special Counsel or the managing underwriter, if any, shall reasonably object.

                  b. Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable periods specified herein; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented. Subject to Rule 415 under the Securities Act, if the Registration Statement relates to a Shelf Registration, the Company shall amend the Registration Statement or supplement or amend the Prospectus whenever required so that it will remain current and in compliance with the requirements of the Securities Act for three (3) years after its effective date.

                  c. Promptly notify the selling Holders and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional

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information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 4(n) (including any underwriting agreement) cease to be true and correct in any material respect, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the occurrence of any event or development that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in a Registration Statement, Prospectus or any such document so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  d. Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

                  e. If requested by the managing underwriters, if any, or Holders holding a majority of the Registrable Securities being registered, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders agree should be included therein as may be required by applicable law and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company will not be required to take any actions under this Section 4(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law; and provided further that to the extent that any such information relates only to a particular Holder, the consent of the Holders of a majority of the Registrable Securities being registered shall not be required.

                  f. Furnish to each selling Holder and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement and any pre-effective or post- effective amendment thereto (but excluding schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits, unless requested in writing by such holder or underwriter) and such other documents as any such selling Holders may reasonably request in order to facilitate the disposition of Registrable Securities owned by such selling Holder.

                  g. Deliver to each selling Holder and the underwriters, if any, without charge as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

                  h. Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing; use all reasonable efforts to keep such registration or qualification (or exemption therefrom) effective during the period the applicable Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in each such jurisdiction of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to (i) qualify to do business in any jurisdiction where it is not then so qualified, or (ii) take any action that would subject it to taxation or service of process in any such jurisdiction where it is not then so subject, except, in each case, as required pursuant to registrations under blue sky laws contemplated by this Agreement.

                  i. Cooperate with the selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and enable such Registrable Securities to be in such denominations and registered in such names as the Holders or managing underwriters, if any, shall request at least two business days prior to any sale of Registrable Securities to the underwriters or third parties.

                  j. Use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States except as may be required solely as a consequence of the nature of any selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

                  k. Upon the occurrence of any event contemplated by Section 4(c)(vi) or 4(c)(vii), prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Upon the occurrence of any other event enumerated in Section 4(c) (other than 4(c)(iii)), use its best efforts to remedy such problems as soon as possible.

                  l. Use its best efforts to cause all Registrable Securities covered by such Registration Statement to be (i) listed on each securities exchange, if any, on which securities issued by the Company of the same class are then listed, or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), if the securities qualify to be so quoted.

                  m. As needed, (i) engage an appropriate transfer agent and provide the transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and
(ii) provide a CUSIP number for the Registrable Securities.

                  n. Enter into such customary agreements (including, in the event of an Underwritten Offering, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other commercially reasonable and customary actions in connection therewith (including those reasonably requested by the Holders holding a majority of the Registrable Securities being sold or, in the event of an Underwritten Offering, those reasonably requested by the managing underwriters) in order to facilitate the disposition of such Registrable Securities and in such connection, but only where an underwriting agreement is entered into in connection with an underwritten registration, (i) make such representations and warranties to the underwriters with respect to the businesses of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference therein, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, addressed to each of the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters;
(iii) obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings; (iv) cause the Company's management to be made available for, and assist in, the marketing and disposition of such Registrable Securities in the manner and to the extent reasonably requested by the underwriters including, without limitation, participation by management in customary road shows, investor conferences and other similar presentations and (v) deliver such documents and certificates as may be reasonably requested by the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement entered into by the Company. The foregoing actions will be taken in connection with each closing under such underwriting agreement as and to the extent required thereunder.

                  o. Make available for reasonable inspection during normal business hours by a representative of the Holders holding Registrable Securities being sold, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriter, all financial and other records, pertinent corporate and legal documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries and its independent public accountants who have certified the audited financial statements included in such Registration Statement to be available to discuss the business affairs of the Company and to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by such persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, or (iii) disclosure of such records, information or documents, in the reasonable opinion of counsel to such person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act).

                  p. Comply with all applicable rules and regulations of the SEC and make generally available to Holders copies of all periodic reports, proxy statements and other information referred to in Section 8(a) and earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 calendar days after the end of any 12-month period (or 90 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, or (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover such 12-month period.

                  q. Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities covered by each such Registration Statement.

                      The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing, and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

         Section 5. Registration Expenses. Subject to the second to last sentence of this Section 5, all fees and expenses incident to the performance of or compliance with this Agreement by the Company will be borne by the Company whether or not any of the Registration Statements become effective. Such fees and expenses will include, without limitation, (i) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing a reasonable number of Prospectuses if the printing of such Prospectuses is requested by the Holders holding a majority of the Registrable Securities included in any Registration Statement), (ii) messenger, telephone and delivery expenses incurred by the Company, (iii) fees and disbursements of counsel for the Company incurred by the Company, (iv) all registration and filing fees, (v) fees and disbursements of all independent certified public accountants referred to in Section 4(n)(iii) and 4(o) (including the expenses of any special audit and "comfort" letter required by or incident to such performance) incurred by the Company and (vi) the reasonable fees and disbursements of one firm of counsel for the Holders of Registrable Securities incurred in connection with a Piggyback Registration (selected by the Holders of a majority of Registrable Securities included in any such Registration Statement). In addition, the Company will pay internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which securities of the same class issued by the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. In no event, however, will the Company be responsible for any underwriting discounts or selling commissions with respect to any sale of Registrable Securities pursuant to this Agreement or the legal fees and expenses of the Holders incurred in connection with a Demand Registration, and the Holders shall be responsible on a pro rata basis for any taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Securities. Any failure by the Company to pay any registration expenses as required by this Section 5 shall not relieve the Company of its obligations under this Agreement.

         Section 6. Indemnification.

                  a. Indemnification by the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law, each Holder holding Registrable Securities registered pursuant to this Agreement, the officers, directors and agents and employees of each of them, each Person who controls such a Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and attorneys' fees) and expenses (collectively, "Losses"), arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus (including any preliminary Prospectus) or in any amendment or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law, except insofar and then only to the extent that the same are based upon information furnished in writing to the Company by such Holder specifically for use in connection with such Registration Statement.

                  b. Indemnification by Holders. In connection with any Registration Statement in which a Holder is participating, such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement, Prospectus or preliminary Prospectus and will indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for use in such Registration Statement, Prospectus or preliminary Prospectus and was relied upon by the Company in the preparation of such Registration Statement, Prospectus or preliminary Prospectus. In no event will the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  c. Conduct of Indemnification Proceedings. If any person shall become entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt written notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any action or proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying party will not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. All reasonable fees and expenses (including any reasonable fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the indemnified party (provided appropriate documentation for such expenses is also submitted with such notice), as incurred, within five calendar days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 6, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

                  d. Contribution. If the indemnification provided for in this
Section 6 is unavailable to an indemnified party under Section 6(a) or 6(b) in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will, severally but not jointly, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

                      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), an indemnifying party that is a selling Holder will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                       The indemnity, contribution and expense reimbursement obligations of the Company hereunder will be in addition to any liability the Company may otherwise have hereunder or otherwise. The provisions of this
Section 6 will survive, notwithstanding any permitted transfer of the Registrable Securities by any Holder thereof or any termination of this Agreement.

         Section 7. Underwritten Registrations. The Company will have the exclusive right in connection with any Piggyback Registration that is an Underwritten Offering to select an investment banker or investment bankers and a manager or managers to manage the offering. In connection with any Demand Registration that is an Underwritten Offer, the Holders holding a majority of the Registrable Securities included in the Demand Notice will have the exclusive right to select such investment banker(s) or manager(s), provided that such investment banker(s) is reasonably acceptable to the Company. The Company and the Holders agree that, in connection with any Underwritten Offering hereunder, they shall each undertake to offer customary indemnification, representations and warranties to the participating underwriters and to agree to any restrictions required by the underwriters on the sale of Common Stock or other securities by such party after the completion of the underwritten offering.

         Section 8. Covenants of the Company. The Company hereby agrees and covenants as follows:

                  a. The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the SEC.

                  b. The Company shall not, and shall not permit its majority owned subsidiaries to, effect any public sale or distribution of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, during the five business days prior to, and during the 90-day period beginning on, the commencement of a public distribution of the Registrable Securities pursuant to any registration statement prepared pursuant to this Agreement (other than by the Company pursuant to such registration if the registration is pursuant to Section 3). The Company shall not effect any registration of its securities (other than on Form S-4, Form S-8, or any successor forms to such forms or pursuant to such other registration rights agreements as may be approved in writing by the Holders of a majority of Registrable Securities) or effect any public or private sale or distribution of any of its securities, including a sale pursuant to Regulation D under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities from the date of a request for a Demand Registration pursuant to Section 2 until the earlier of (x) 90 days following the date as of which all securities covered by such Registration Statement shall have been disposed of, and (y) 120 days following the effective date of such Registration Statement, unless the Company shall have previously notified in writing all selling Holders of the Company's desire to do so, and selling Holders owning a majority of the Registrable Securities or the underwriters' representative, if any, shall have consented thereto in writing.

                      Any agreement entered into after the date of this Agreement pursuant to which the Company or any of its majority owned subsidiaries issues or agrees to issue any privately placed securities similar to any issue of the Registrable Securities (other than (x) shares of Common Stock pursuant to a stock incentive, stock option, stock bonus, stock purchase or other employee benefit plan of the Company approved by its Board of Directors, and (y) securities issued to Persons in exchange for ownership interests in any Person in connection with a business combination in which the Company or any of its majority owned subsidiaries is a party) shall contain a provision whereby holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in the first paragraph of this Section 8(b), in each case including a sale pursuant to Rule 144 under the Securities Act (unless such Person is prevented by applicable statute or regulation from entering into such an agreement).

                  c. The Company shall not, directly or indirectly, (x) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or (y) transfer or agree to transfer all or substantially all the Company's assets, unless prior to such merger, consolidation, reorganization or asset transfer, the surviving corporation or the transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders of Registrable Securities would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

                  d. The Company shall not grant to any Person (other than a Holder of Registrable Securities) any registration rights with respect to securities of the Company, or enter into any agreement, that would entitle the holder thereof to have securities owned by it included in a Demand Registration or Shelf Registration unless such rights are subordinated to the rights of the Holders herein.

         Section 9. Miscellaneous.

                  a. Remedies. In the event of a breach by a party of its obligations under this Agreement, each other party, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any provision of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it will waive the defense that a remedy at law would be adequate.

                  b. Amendments and Waivers. The provisions of this Agreement may not be amended, modified, waived or supplemented without the prior written consent of the Company and Holders holding in excess of 50% of the Registrable Securities. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

                  c. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) upon delivery if sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) upon delivery if deposited with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


If to the Company:                    INTERNATIONAL COSMETICS MARKETING CO.
                                      Suite 205
                                      6501 N.W. Park of Commerce Blvd.
                                      Boca Raton, FL  33487
                                      Attn: Sam A. Lazar
                                      Facsimile: 561-999-0822

With a copy to:                       Atlas Pearlman, P.A.
                                      350 East Las Olas Boulevard
                                      Suite 1700
                                      Fort Lauderdale, Florida 33301
                                      Attn: Roxanne K. Beilly, Esq.
                                      Facsimile: 954-766-7800

If to the Holders:                    STANFORD VENTURE CAPITAL HOLDINGS, INC.
                                      5050 Westheimer Road
                                      Houston, TX 77056
                                      Attn: Mauricio Alvarado, Esq.
                                      Facsimile: 713-964-5242

With a copy to:                       Akerman, Senterfitt & Eidson, P.A.
                                      One SE 3rd Avenue, 28th Floor
                                      Miami, FL 33131
                                      Attn: Carl D. Roston, Esq.
                                      Facsimile: (305) 374-5095

or to such other address or addresses as shall be designated in writing. All notices shall be effective when received.

                  d. Successors and Assigns. Subject to the terms of the Common Stock, the Warrants and the Option regarding transfers of the Shares, the Warrant Shares and the Option Shares, respectively, any lawful transferee of all or a portion of the Registrable Securities shall become a Holder hereunder to the extent it agrees in writing to be bound by all of the provisions applicable hereunder to the transferring Holder (such acknowledgment being evidenced by execution and delivery to the Company of a Counterpart and Acknowledgment substantially in the form of Exhibit A). Subject to the requirements of this
Section 9(d), this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

                  e. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  f. Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  g. Governing Law. This Agreement shall be governed in all respects by the laws of the State of Florida without giving regard to any conflicts of law principles thereof which would result in the imposition of the laws of another jurisdiction.

                  h. Separability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  i. Entire Agreement. This Agreement and the other documents delivered pursuant hereto, the Stock Purchase Agreement, the Warrants, the Option and the Assignment Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects thereto and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.


                            [Signatures on next page]

         IN WITNESS WHEREOF, each of the parties has duly executed this Agreement as of the date first written above.

                                  INTERNATIONAL COSMETICS MARKETING CO.


                                  By: /s/ Sam A. Lazar
                                      ------------------------------------
                                  Name: Sam A. Lazar
                                  Title:  Chief Executive Officer


                                  STANFORD VENTURE CAPITAL HOLDINGS, INC.


                                  By: /s/ James Davis
                                      ------------------------------------
                                  Name: James Davis
                                  Title: Authorized Person


                                  STANFORD GROUP COMPANY


                                  By: /s/ Ronald Stein
                                      ------------------------------------
                                  Name: Ronald Stein
                                  Title: Senior Vice President

                                  /s/ Nico P. Pronk
                                  ----------------------------------------
                                  Nico P. Pronk

                                  /s/ Wayne Horne
                                  ----------------------------------------
                                  Wayne Horne

                                   SCHEDULE I
                                   ----------

                                     HOLDERS
                                     -------



Stanford Venture Capital Holdings, Inc., a Delaware corporation

Stanford Group Company, a Texas corporation

Nico P. Pronk

Wayne Horne

                                    EXHIBIT A


                          REGISTRATION RIGHTS AGREEMENT
                         COUNTERPART AND ACKNOWLEDGMENT
                         ------------------------------


TO:               The Company

RE: The Registration Rights Agreement (the "Agreement") dated as of September 7, 2001 by and among the Company and the Holders (as defined in the Agreement)


                  The undersigned hereby agrees to be bound by the terms of the Agreement as a party to the Agreement, and shall be entitled to all benefits of the Holders (as defined in the Agreement) and shall be subject to all obligations and restrictions of the Holders pursuant to the Agreement, as fully and effectively as though the undersigned had executed a counterpart of the Agreement together with the other parties to the Agreement. The undersigned hereby acknowledges having received and reviewed a copy of the Agreement.

                  DATED this _____ day of ____________, _____.





                              By:
                                  ----------------------------------------------
                              Title:
                                     -------------------------------------------


                                Number of
                                Shares of
                                Registrable Securities:
                                                       -------------------------